UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7th, 2004

DATAWAVE SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Yukon
(State or other jurisdiction of incorporation)

0-26698
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

Suite 110, 13575 Commerce Parkway, Richmond, British Columbia, Canada V6V 2L1
(Address of principal executive offices and Zip Code)

(604) 295.1800
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Voluntary Delisting from the TSX Venture Exchange

On December 02, 2004 the Registrant requested that the TSX Venture Exchange delist the Registrant's common shares from trading on the TSX Venture Exchange. The Registrant's common shares are currently quoted from trading on the OTC Bulletin Board and the Registrant will maintain this listing.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on December 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWAVE SYSTEMS INC.

By

/s/ "John Gunn"
John Gunn
General Manager, Chief Financial Officer

Dated: December 7th, 2004